THE ADVISORS' INNER CIRCLE FUND II

                          FROST CORE GROWTH EQUITY FUND
                        FROST DIVIDEND VALUE EQUITY FUND
                 FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND
                           FROST SMALL CAP EQUITY FUND
                         FROST INTERNATIONAL EQUITY FUND
                          FROST LOW DURATION BOND FUND
                          FROST TOTAL RETURN BOND FUND
                            FROST MUNICIPAL BOND FUND
                     FROST LOW DURATION MUNICIPAL BOND FUND
                     FROST KEMPNER TREASURY AND INCOME FUND
                        FROST LKCM MULTI-CAP EQUITY FUND
                      FROST LKCM SMALL-MID CAP EQUITY FUND
                          FROST STRATEGIC BALANCED FUND

                         SUPPLEMENT DATED APRIL 20, 2010
                                     TO THE
                            CLASS A SHARES PROSPECTUS
                             DATED NOVEMBER 30, 2009

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE CLASS A SHARES PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE CLASS A SHARES PROSPECTUS.

THE FOLLOWING REPLACES THE SUB-SECTION ENTITLED "RIGHTS OF ACCUMULATION," UNDER THE SECTION WITH THE HEADING "SALES CHARGES" ON PAGE 64 OF THE PROSPECTUS:

RIGHTS OF ACCUMULATION

In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares of all the Frost Funds you already own to the amount that you are currently purchasing. The value of your current purchases will be combined with the current value of Class A Shares of all other Frost Funds you purchased previously that are currently held for (i) your account,
(ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. If your investment qualifies for a reduced sales load due to accumulation of purchases, you must notify DST Systems, Inc. (the "Transfer Agent") at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load. You may be required to provide records, such as account statements, regarding the Fund shares held by you or related accounts at a Fund or at other financial intermediaries in order to verify your eligibility for a breakpoint discount. You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases. The Funds may amend or terminate this right of accumulation at any time.


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THE FOLLOWING REPLACES THE FIRST PARAGRAPH IN THE SUB-SECTION ENTITLED "LETTER
OF INTENT," UNDER THE SECTION WITH THE HEADING "SALES CHARGES" ON PAGE 65 OF THE
PROSPECTUS:

You may purchase Class A Shares of one or more Frost Funds at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of one or more Frost Funds over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. Each Fund will only consider the value of Class A Shares sold subject to a sales charge. As a result, shares of the Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of Class A Shares based on shares you intend to purchase over the 13-month period, you must send a Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

THE FOLLOWING REPLACES THE SUB-SECTION ENTITLED "COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE," UNDER THE SECTION WITH THE HEADING "SALES CHARGES" ON PAGE 65 OF THE PROSPECTUS:

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE

When calculating the appropriate sales charge rate, a Fund will combine purchases of Class A Shares (that are subject to a sales charge) of all Frost Funds made on the same day by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

THE FOLLOWING REPLACES THE FIRST PARAGRAPH IN THE SUB-SECTION ENTITLED "GENERAL INFORMATION ABOUT SALES CHARGES," UNDER THE SECTION WITH THE HEADING "SALES CHARGES" ON PAGE 66 OF THE PROSPECTUS:

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. The Distributor may pay dealers up to 1% on investments of $1,000,000 or more in Class A Shares. From time to time, some financial institutions, including brokerage firms affiliated with the Adviser or the Distributor, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.




               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


                                                                 FIA-SK-012-0100